Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated December 8, 1995, in Post-Effective Amendment Number 25 to the Registration Statement (Form N-1A Number 2-75756 of Federated Stock Trust dated December 31, 1995.



By:ERNST & YOUNG
   Ernst & Young
Boston, Massachusetts